exhibit 10.3

EXECUTION VERSION

FIRST Amendment to SECOND AMENDED AND RESTATED TERM LOAN Agreement

This FIRST Amendment to SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) is made and entered into as of July 16, 2026 by and among STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (together with its successors and assigns, the “Borrower”), STAG Industrial Inc., a Maryland corporation and the sole member of the sole general partner of the Borrower (the “Parent”), each of the financial institutions initially a signatory to the Loan Agreement (as defined below) together with their successors and assigns under Section 11.06 of the Loan Agreement (the “Lenders”), and Wells Fargo Bank, National Association, as the Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Term Loan Agreement dated as of September 15, 2025 (the “Existing Loan Agreement”; and the Existing Loan Agreement, as amended by this Amendment, the “Loan Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Existing Loan Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Amendment have agreed to so amend certain terms and conditions of the Existing Loan Agreement, all on the terms and conditions set forth below in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized and undefined terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement.

2.	Amendments to Existing Loan Agreement.

a.	Effective as of the Amendment Effective Date, the definition of “Applicable Rate” as set forth in Section 1.01 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

““Applicable Rate” means, with respect to any Loan, the following percentages per annum, subject to the last two paragraphs of this definition, based upon the Debt Rating as set forth below:

Debt Rating	Pricing Level	Base Rate Applicable Rate	Term SOFR and Daily Simple SOFR Applicable Rate
≥A/A2	1	0.00%	0.70%
A-/A3	2	0.00%	0.75%
BBB+/Baa1	3	0.00%	0.80%
BBB/Baa2	4	0.00%	0.90%
BBB-/Baa3	5	0.15%	1.15%
<BBB-/Baa3	6	0.55%	1.55%

Each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of delivery by the Borrower to the Administrative Agent of notice thereof pursuant to Section 7.03(e) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

Notwithstanding the Debt Ratings set forth in foregoing table, if: (i)(x) the Consolidated Leverage Ratio as of the last day of the most recently ending fiscal quarter of the Borrower as set forth in the corresponding Compliance Certificate delivered pursuant to Section 7.02(a) is less than 32.5% and (y) the Fixed Charge Ratio as of the last day of the most recently ending fiscal quarter of the Borrower as set forth in the corresponding Compliance Certificate delivered pursuant to Section 7.02(a) is greater than 4.00 to 1.00, and (ii) (a) the Borrower shall have a Debt Rating from at least two of S&P, Moody’s and Fitch, (b) one or more of such Debt Ratings shall be at Level 4 (e.g., BBB or Baa2) and (c) none of such Debt Ratings shall be below Level 5, the Applicable Rate shall be determined in accordance with Level 3. For the avoidance of doubt, the Borrower may qualify for pricing at Level 1, 2 or 3 based solely upon its Debt Rating even if it does not meet the conditions described in clause (i) of the first sentence of this paragraph. Any increase or decrease in the Applicable Rate set forth in the foregoing table, resulting from a satisfaction of the condition set forth in clause (i) of the first sentence of this paragraph shall become effective as of the first Business Day immediately following the date a compliance certificate is delivered pursuant to Section 7.02(a); provided, that if a Compliance Certificate is not delivered when due in accordance with Section 7.02(a), then the Level corresponding to the Debt Rating then in effect shall apply as of the fifth (5th) Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.”

b.	Effective as of the Amendment Effective Date, the definition of “Subsidiary Guarantor” as set forth in Section 1.01 of the Existing Loan Agreement is hereby amended to insert the following at the end thereof:

“; provided, further that, for the avoidance of doubt, any Subsidiary that is not required to execute a joinder to the Subsidiary Guaranty pursuant to Section 2.17(a)(z) shall not be a Subsidiary Guarantor”.”

c.	Effective as of the Amendment Effective Date, the address of the Borrower in Schedule 11.02 is hereby amended and restated in its entirety as follows:

“100 Federal Street, 29th Floor, Boston, MA 02110”.

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3.	Conditions to Effectiveness. This Amendment shall not be effective until the Administrative Agent shall have received (a) counterparts of each of this Amendment duly executed and delivered by the Borrower, the Parent, the Administrative Agent and each Lender; (b) counterparts of the Reaffirmation of Subsidiary Guaranty, in the form attached as Exhibit A hereto, duly executed by each of the Subsidiary Guarantors; and (c) all the fees and expenses required to be paid on or before the effectiveness of this Amendment (the date upon which all of such conditions shall be satisfied, the “Amendment Effective Date”).

4.	Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment has been duly executed and delivered by each Loan Party that is party hereto, (ii) each of this Amendment, the Loan Agreement and the Reaffirmation of Subsidiary Guaranty constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or general equitable principles relating to or limiting creditors’ rights generally, (iii) the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Loan Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, shall be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) as of such earlier date and (iv) at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.	Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Existing Loan Agreement and the other Loan Documents, including the Parent Guaranty, shall remain in full force and effect, and are hereby confirmed, ratified and reaffirmed in all respects. This Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Loan Agreement or any other Loan Document, except as expressly set forth herein. Notwithstanding the foregoing, this Amendment shall not constitute a novation of any Loan Document.

6.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

7.	Miscellaneous. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, including both paper and electronic counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. This Amendment may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Upon the reasonable request of the Administrative Agent or any Lender, any counterpart executed using Electronic Signature shall be promptly followed by a manually executed counterpart. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time. This Amendment expresses the entire understanding of the parties with respect to the transaction contemplated by the Amendment. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. This Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Borrower:

STAG Industrial Operating Partnership, L.P.,

a Delaware limited partnership

By:	STAG Industrial GP, LLC
Its:	General Partner

By:	/s/ Matts S. Pinard
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

Parent:

STAG Industrial, Inc.,

a Maryland corporation

By:	/s/ Matts S. Pinard
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

Wells Fargo Bank, National Association,

as the Administrative Agent and a Lender

By:	/s/ Robert Conder
Name:	Robert Conder
Title:	Vice President

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

TD Bank, N.A., as a Lender

By:	/s/ Dana Muckstadt
Name:	Dana Muckstadt
Title:	Vice President

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ David H. Craig
Name:	David H. Craig
Title:	Senior Vice President

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

BMO BANK N.A., as a Lender

By:	/s/ Stephanie Beggs
Name:	Stephanie Beggs
Title:	Director

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick T. Brooks
Name:	Patrick T. Brooks
Title:	Senior Vice President

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

PNC BANK, NATIONAL ASSOCIAtion, as a Lender

By:	/s/ William K. Gorman
Name:	William K. Gorman
Title:	Vice President

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

REgions Bank, as a Lender

By:	/s/ Ghi S. Gavin
Name:	Ghi S. Gavin
Title:	Senior Vice President

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

RAYMOND JAMES BANK, as a Lender

By:	/s/ Jack Robbins
Name:	Jack Robbins
Title:	SVP

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

TRUIST BANK, as a Lender

By:	/s/ C. Vincent Hughes, Jr.
Name:	C. Vincent Hughes, Jr.
Title:	Director

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mitchell Vega
Name:	Mitchell Vega
Title:	Senior Vice President

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Saad Zaman
Name:	Saad Zaman
Title:	Authorized Signatory

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Joshua Arundel
Name:	Joshua Arundel
Title:	Senior Vice President

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

BANCO SABADELL, S.A., Miami, Branch, as a Lender

By:	/s/ Enrique Castillo
Name:	Enrique Castillo
Title:	Head of Corporate Banking

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

AMERICAN SAVINGS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Corey Gima
Name:	Corey Gima
Title:	Vice President

Signature Page to First Amendment to

Second Amended and Restated Term Loan Agreement

EXHIBIT A

REAFFIRMATION of Subsidiary Guaranty

July 16, 2026

Each of the undersigned Subsidiary Guarantors hereby acknowledges receipt of a copy of the foregoing First Amendment to Second Amended and Restated Term Loan Agreement with respect to that certain Second Amended and Restated Term Loan Agreement dated as of September 15, 2025 by and among STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (together with its successors and assigns, the “Borrower”), STAG Industrial Inc., a Maryland corporation and the sole member of the sole general partner of the Borrower (the “Parent”), each of the financial institutions initially a signatory to the Loan Agreement (as defined below) together with their successors and assigns under Section 11.6 of the Loan Agreement (the “Lenders”), and Wells Fargo Bank, National Association, as the Administrative Agent (in such capacity, the “Administrative Agent”) (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), which First Amendment to Second Amended and Restated Term Loan Agreement is dated as of the date hereof (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Loan Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Subsidiary Guarantors reaffirms or affirms the terms and conditions of the Subsidiary Guaranty (as reaffirmed from time to time) and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned Subsidiary Guarantors in connection with the Loan Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Loan Agreement contained in the above-referenced documents shall be a reference to the Loan Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

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IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Reaffirmation of Subsidiary Guaranty to be duly executed and delivered as of the date first written above.

SUBSIDIARY GUARANTORS:

STAG Investments Holdings III, LLC

STAG III Boardman, LLC

STAG III Malden, LLC

STIR Investments GP III, LLC

STAG Investments Holdings IV, LLC

STIR Investments GP IV, LLC

STAG GI Investments Holdings, LLC

STAG GI Streetsboro, LLC

STAG Gloversville 1, LLC

STAG Gloversville 2, LLC

STAG Gloversville 4, LLC

STAG Johnstown 2, LLC

STAG Johnstown 3, LLC

STAG Johnstown 4, LLC

STAG O’Hara, LLC

STAG Industrial Holdings, LLC

STAG TX GP 2, LLC

STAG Norton, LLC

STAG Pineville, LLC

STAG Reading, LLC

STAG Spartanburg, LLC

STAG Portage, LLC

STIR Investments GP, LLC

STAG Simpsonville, LLC

STAG De Pere, LLC

STAG Duncan, LLC

STAG Columbia, LLC

STAG Belvidere IV, LLC

STAG Belvidere V, LLC

STAG Belvidere VIII, LLC

STAG Belvidere IX, LLC

STAG Hampstead, LLC

STAG New Hope, LLC

STAG Harvard, LLC

STAG Sauk Village, LLC

STAG Allentown, LLC

STAG Mechanicsburg 1, LLC

STAG Mechanicsburg 2, LLC

STAG Mechanicsburg 3, LLC

STAG Gurnee 2, LLC

STAG Germantown, LLC

STAG Elizabethtown, LLC

STAG CA GP, LLC

STAG Spartanburg 3, LLC

STAG Burlington, LLC

Signature Page to Reaffirmation of Subsidiary Guaranty (First Amendment to Second Amended and Restated Term Loan Agreement)

STAG North Haven, LLC

STAG Stoughton 1, LLC

STAG Stoughton 2, LLC

STAG Fairborn, LLC

STAG Machesney Park, LLC

STAG Greer, LLC

STAG Piedmont 1, LLC

STAG Piedmont 2, LLC

STAG Piedmont 3 LLC

STAG Laurens, LLC

STAG Lancaster, LLC

STAG Rock Hill 2, LLC

STAG Sparks 2, LLC

STAG Lebanon, LLC

STAG York, LLC

STAG West Columbia 3, LLC

STAG Romulus 2, LLC

STAG South Saint Paul, LLC

STAG Plymouth 3, LLC

STAG Burlington 3, LLC

STAG Livonia 1, LLC

STAG Livonia 2, LLC

STAG Omaha 4, LLC

STAG Omaha 5, LLC

STAG NC GP, LLC

STAG NC GP 2, LLC

STAG EAT Dayton 5, LLC

each a Delaware limited liability company

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

(Signatures continue on the next page)

Signature Page to Reaffirmation of Subsidiary Guaranty (First Amendment to Second Amended and Restated Term Loan Agreement)

STAG III Arlington, LP

a Delaware limited partnership

By:	STIR Investments GP III, LLC,
a Delaware limited liability company,
its General Partner

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

STAG IV Waco, L.P.,

a Delaware limited partnership

By:	STIR Investments GP IV, LLC,
a Delaware limited liability company,
its General Partner

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

(Signatures continue on the next page)

Signature Page to Reaffirmation of Subsidiary Guaranty (First Amendment to Second Amended and Restated Term Loan Agreement)

STAG Arlington 2, L.P.

STAG Houston 2, L.P.

STAG Garland, LP

STAG El Paso 1, LP

STAG El Paso 2, LP

STAG El Paso 3, LP

STAG El Paso 4, LP

STAG El Paso 5, LP

STAG TX Holdings, LP

STAG Rockwall, L.P.

STAG IND Stafford, LP

STAG IND El Paso 6, LP

STAG IND Houston 9, LP

STAG IND Houston 11, LP

STAG IND Mission, LP

each a Delaware limited partnership

By:	STAG TX GP 2, LLC
a Delaware limited liability company,
their General Partner

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

STAG NC Holdings, LP

a Delaware limited partnership

By:	STAG NC GP, LLC,
a Delaware limited liability company,
their General Partner

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

Signature Page to Reaffirmation of Subsidiary Guaranty (First Amendment to Second Amended and Restated Term Loan Agreement)

STAG Mooresville 2, LP

a Delaware limited partnership

By:	STAG NC GP 2, LLC,
a Delaware limited liability company,
its General Partner

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

STAG El Paso, LP

a Delaware limited partnership

By:	STIR Investments GP, LLC
a Delaware limited liability company,
its General Partner

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

STAG McHenry 2, LP

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

STAG Katy, LP

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

STAG Katy 2, LP

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

Signature Page to Reaffirmation of Subsidiary Guaranty (First Amendment to Second Amended and Restated Term Loan Agreement)

STAG West Houston, LP

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

STAG Houston 14, LP

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

STAG TX Grapevine, LP

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

STAG CA Holdings, LP

By:
Name:	Matts S. Pinard
Title:	Chief Financial Officer, Executive Vice President and Treasurer

Signature Page to Reaffirmation of Subsidiary Guaranty (First Amendment to Second Amended and Restated Term Loan Agreement)